Receivables	12 Months Ended
Mar. 29, 2013
Receivables [Abstract]
Receivables
Receivables

Receivables consist of the following:

(Amounts in millions)	March 29, 2013	March 30, 2012
Billed trade accounts	$1,627	$1,794
Unbilled recoverable amounts under contracts in progress	1,176	1,300
Other receivables	396	163
Total	$3,199	$3,257

Unbilled recoverable amounts under contracts in-progress generally become billable upon completion of a specified contract, negotiation of contract modifications, completion of U.S. federal government audit activities, achievement of project milestones or upon acceptance by the customer.

Unbilled recoverable amounts under contracts in progress resulting from sales, primarily to the U.S. and other governments, which are expected to be collected after fiscal year 2014 totaled $48 million.